                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934


Check the appropriate box:

[ ] Preliminary Information Statement          [ ] Confidential, for Use of the
[X] Definitive Information Statement               Commission Only (as permitted
                                                   by Rule 14c-5(d)(2)

                           PRISM SOFTWARE CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

         COMMON STOCK, PAR VALUE $.01 PER SHARE

(2) Aggregate number of securities to which transaction applies:

         60,123,272 SHARES

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         NOT APPLICABLE

(4) Proposed maximum aggregate value of transaction:

         NOT APPLICABLE

(5) Total fee paid:

         NOT APPLICABLE

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No:
         (3)  Filing Party:
         (4)  Date Filed:

                           PRISM SOFTWARE CORPORATION
                              23696 BIRTCHER DRIVE
                          LAKE FOREST, CALIFORNIA 92630


                          NOTICE OF ACTION TO BE TAKEN
                 PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS


To Our Stockholders:

         The written consent of the holders of the issued and outstanding shares of common stock, par value $.01 per share, (the "Common Stock"), of Prism Software Corporation, a Delaware corporation (the "Company"), are being solicited to approve and adopt the consummation by the Company on or about May 3, 1999 of the amendment of the Company's Certificate of Incorporation to increase the number of shares which the Company is authorized to issue from 105,000,000 shares to 205,000,000 shares, of which 200,000,000 shares shall be designated Common Stock, par value $.01 per share, and five million (5,000,000) shares shall be designated Preferred Stock, par value $.01 per share.

         The Board of Directors has fixed the close of business on April 8, 1999, as the record date for the determination of stockholders entitled to notice of and to consent to the approval and adoption of the foregoing corporate action (the "Record Date"). Your attention is directed to the attached Consent Statement.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ E. TED DANIELS
                                      President



Lake Forest, California
April 12, 1999

                           PRISM SOFTWARE CORPORATION
                              23696 BIRTCHER DRIVE
                          LAKE FOREST, CALIFORNIA 92630


                                 ---------------
                                CONSENT STATEMENT
                                 ---------------


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


         This Consent Statement is furnished by the Board of Directors of PRISM SOFTWARE CORPORATION, a Delaware corporation (the "Company"), to the holders of the issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company of record (the "Stockholders") at the close of business on April 8, 1999 (the "Record Date") in connection with the execution by the Stockholders of a written consent (the "Written Consent"), pursuant to which the Stockholders will approve and adopt the consummation by the Company on or about May 3, 1999 of the amendment of the Company's Certificate of Incorporation to increase the number of shares which the Company is authorized to issue from one hundred and five million (105,000,000) to two hundred and five million, (205,000,000) shares of which two hundred million (200,000,000) shares shall be designated Common Stock, par value $.01 per share, and five million (5,000,000) shares shall be designated Preferred Stock, par value $.01 per share. Presently, the Company's Certificate of Incorporation provides that the total number of shares which the Company has authority to issue is one hundred and five million (105,000,000) shares of capital stock, of which one hundred million (100,000,000) shares are designated as Common Stock, par value $.01 per share, and five million (5,000,000) shares are designated Preferred Stock, par value $.01 per share.

         Only stockholders of record at the close of business on the Record Date are entitled to notice of and to approve and adopt the foregoing action pursuant to the Written Consent. As of the Record Date, 60,123,272 shares of Common Stock, which constitute the only voting securities of the Company, were issued and outstanding. Execution and return of the Written Consent by a Stockholder means that all shares of Common Stock held of record on the Record Date by the Stockholder will be counted for approval of the foregoing action, with each share of Common Stock held of record on the Record Date representing one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing action. The Board of Directors of the Company have already approved the foregoing action on March 29, 1999. There are no dissenters' rights with respect to the foregoing action to be approved and adopted pursuant to the written Consent.

         The Company will pay the expenses of furnishing this Consent Statement, including the cost of preparing, assembling, and mailing this Consent Statement. It is anticipated that this Consent Statement will first be sent to the Stockholders of the Corporation on or about April 12, 1999.

         The Board of Directors does not know of any matters, other than the consent of the Stockholders to the aforementioned amendment of the Company's Certificate of Incorporation, that are to be presented for consideration for approval by the Stockholders pursuant to the Written Consent.

                            THE CONSENT SOLICITATION


         The Company is seeking the consent of the Stockholders to the amendment of the Company's Certificate of Incorporation (the "Amendment"). The Amendment will be effective the date of filing by the Company of a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State. The Company expects to file such Certificate of Amendment to Certificate of Incorporation on or about May 3, 1999.

         Each Stockholder may consent to the action proposed and previously approved by the Board of Directors by completing, signing, dating and mailing the enclosed Written Consent. Executed consents may be revoked at any time, provided that a written revocation which clearly identifies the consent being revoked is executed and delivered to the Company at its principal executive offices located at 23696 Birtcher Drive, Lake Forest California 92630, attention: President, prior to the time that the action authorized by the consents becomes effective.

         CAREFULLY REVIEW THIS CONSENT STATEMENT. YOUR CONSENT IS IMPORTANT. THE BOARD OF DIRECTORS HAS DETERMINED THAT THE ADOPTION OF THE PROPOSED ACTION IS ADVISABLE AND HAS ACCORDINGLY APPROVED THE PROPOSED ACTION. IN THAT REGARD, YOU ARE URGED TO GRANT YOUR CONSENT TO THE PROPOSED ACTION BY COMPLETING, SIGNING, DATING AND A MAILING THE ENCLOSED WRITTEN CONSENT TO THE COMPANY AT ITS PRINCIPAL OFFICES, IN THE ENCLOSED ENVELOPE. IF YOU SIGN YOUR WRITTEN CONSENT BUT DO NOT CHECK ANY OF THE BOXES THEREON, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE ACTION DESCRIBED THEREIN.

                               THE PROPOSED ACTION

         On March 29, 1999, the Board of Directors approved the amendment of the Company's Certificate of Incorporation. The amendment of the Company's Certificate of Incorporation will increase the total number of shares which the Company is authorized to issue from one hundred and five million (105,000,000) shares to two hundred and five million (205,000,000) shares of which two hundred million (200,000,000) shares shall be designated Common Stock, par value $.01 per share, and five million (5,000,000) shares shall be designated Preferred Stock, par value $.01 per share. Presently, the Company's Certificate of Incorporation provides that the total number of shares which the Company has authority to issue is one hundred and five million (105,000,000) shares of capital stock, of which one hundred million (100,000,000) shares are designated as Common Stock, par value of $.01 per share, and five million (5,000,000) shares are designated Preferred Stock, par value $.01 per share.

         The Board of Directors of the Company believes that the Amendment is advisable and in the best interests of the Company and its stockholders in order to attract and obtain additional sources of capital in the future pursuant to additional equity financing transactions.

                              THE CONSENT PROCEDURE
                              ---------------------

ACTION BY WRITTEN CONSENT

         Pursuant to Section 228 of the Delaware General Corporation Law ("DGCL"), any action which may be taken at any meeting of the Stockholders may also be taken without a meeting and without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of Common Stock of the Company) and delivered to the Company.

         The Company's Bylaws provide that the Board of Directors may fix, in advance, a date not more than fifty nor less than ten days before the date then fixed for the holding of any meeting of the Stockholders of the Company (or before the last day on which the consent of the stockholders may be effectively expressed for any purpose without a meeting), as the time as of which the stockholders entitled to notice of and to vote as such meeting or whose consent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were stockholders of record of Common Stock at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent, as the case may be.

         On March 29, 1999, at a duly held meeting of the Board of Directors of the Company, the Board of Directors fixed April 8, 1999 as the Record Date for purposes of this Written Consent solicitation. Only holders of record on the Record Date are eligible to give their consent to the action proposed above. Persons owning shares of Common Stock beneficially (but not of record), such as persons whose ownership of shares of Common Stock is through a broker, bank or other financial institution, may contact such broker, bank or financial institution and instruct such person to execute the enclosed form of Written Consent on their behalf or to have such broker, bank or financial institution's nominee (i.e., a central depository such as Cede & Co.) execute such document.

                            PRISM SOFTWARE CORPORATION

                                 WRITTEN CONSENT



         The undersigned hereby makes the following election with regard to the proposed action described briefly below and more fully in the Prism Software Corporation Consent Statement accompanying this Written Consent.

1. CONSENT [ ] WITHHOLD CONSENT [ ] to the amendment of the Company's certificate of Incorporation to increase the total number of shares which the Company is authorized to issue from one hundred and five million shares (105,000,000) to two hundred and five million shares (205,000,000), of which two hundred million shares (200,000,000) shall be designated Common Stock, par value $.01 per share, and five million shares (5,000,000) shall be designated Preferred Stock, par value $.01 per share.

         All other consents heretofore given by the undersigned in connection with the action proposed above are hereby expressly revoked. This Written Consent may be revoked at any time, provided that a written revocation which clearly identifies the consent being revoked is executed and delivered to Prism Software Corporation in the manner described in the Prism Software Corporation Consent Statement.


Dated             , 1999
                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Please Print Name

                                      ------------------------------------------
                                      Please Print Name of Entity, if applicable

                                      ------------------------------------------
                                      Please Print Title, if applicable.




NOTE: PLEASE DATE THIS WRITTEN CONSENT AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ON YOUR SHARES. IF YOU SIGN THIS WRITTEN CONSENT BUT DO NOT CHECK ANY OF THE BOXES HEREIN, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE ACTION DESCRIBED HEREIN. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS, AFFIX CORPORATE SEAL AND ATTACH A CERTIFIED COPY OF RESOLUTION OR BYLAWS EVIDENCING AUTHORITY.